UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2003

The Finish Line, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.	OTHER EVENTS

On October 27, 2003, The Finish Line Inc. issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit is filed with this report on Form 8-K.

Exhibit No.	Description
99.1	Press Release of The Finish Line, Inc. dated October 27, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: October 27, 2003	By:	/s/ Kevin S. Wampler
Executive Vice President—Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of The Finish Line., dated October 27, 2003.

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